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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 31, 2003

                         FIRSTFED AMERICA BANCORP, INC.
                         ------------------------------
             (Exact name of registrant as specified in its charter)

      Delaware                      1-12305                 04-3331237
      --------                      --------                ----------
(State or other jurisdiction        (Commission             (IRS Employer
 of incorporation)                  File Number)            Identification No.)

                 ONE FIRSTFED PARK, Swansea, Massachusetts 02777
                 -----------------------------------------------
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (508) 679-8181

                                Not Applicable
                                --------------
         (Former name or former address, if changed since last report)




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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
         ---------------------------------

      (a)   Not Applicable.
      (b)   Not Applicable.
      (c)   The following Exhibit is included with this Report:

      Exhibit No.       Description
      -----------       -----------
      99.1              Press Release dated July 31, 2003.

ITEM 9. REGULATION FD DISCLOSURE.
        ------------------------

      On July 31, 2003, FIRSTFED AMERICA BANCORP, INC. issued a press release announcing the results of its July 31, 2003 Annual Meeting of Stockholders and announcing that the Company is making available today an investor presentation that includes information regarding the Company's financial performance, results of operations and current objectives. The presentation is posted on the Company's website at www.firstfedamerica.com. The press release is attached
                     -----------------------
hereto as Exhibit 99.1 and incorporated herein by reference.




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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    FIRSTFED AMERICA BANCORP, INC.




Date: July 31, 2003                 By: /s/ Robert F. Stoico
                                        ----------------------------------------
                                        Robert F. Stoico
                                        Chairman, President and Chief Executive
                                        Officer



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                                  EXHIBIT INDEX


Exhibit 99.1            Press Release, dated July 31, 2003.